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                                                                    Exhibit 23.3



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1989 Stock Option Plan of Abaxis, Inc. of our report dated April 21, 1995, with respect to the financial statements of Abaxis, Inc. included in its Annual Report (Form 10-K) for the year ended March 31, 1996 filed with the Securities and Exchange Commission.





                                                    /s/ Ernst & Young LLP
San Jose, California
June 26, 1996



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